EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 449-2237

MSA Safety Announces Fourth Quarter and Full Year 2024 Results

Fourth Quarter 2024 Highlights

•Achieved net sales of $500 million, a 1% GAAP increase and 2% organic(a) increase year-over-year

•Generated GAAP operating income of $118 million, or 23.5% of sales, and adjusted operating income of $120 million, or 24.0% of sales

•Recorded GAAP net income of $88 million, or $2.22 per diluted share, and adjusted earnings of $89 million, or $2.25 per diluted share

•Invested $14 million for capital expenditures, repaid $43 million of debt, returned
$20 million to shareholders through dividends and repurchased $10 million of common stock

Full Year 2024 Highlights

•Achieved net sales of $1.8 billion, a 1% GAAP increase and 2% organic increase year-over-year

•Generated GAAP operating income of $389 million, or 21.5% of sales, and adjusted operating income of $414 million, or 22.9% of sales

•Recorded GAAP earnings of $285 million, or $7.21 per diluted share, and adjusted earnings of $305 million, or $7.70 per diluted share

•Invested $54 million for capital expenditures, repaid $94 million of debt, returned $79 million to shareholders through dividends and repurchased $30 million of common stock

•Improved strong financial position with net leverage of 0.7x and ample liquidity

PITTSBURGH, February 12, 2025 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the fourth quarter and year ended December 31, 2024.

(a) Definition of organic revenue growth provided on the bottom of page eight.
(more)

“We closed 2024 with solid performance against the backdrop of a dynamic operating environment,” said Steve Blanco, MSA Safety President and Chief Executive Officer. “Our team delivered resilient full year results with double-digit EPS growth and solid operating margin expansion, supported by effective SG&A management, despite lower-than-expected sales growth. This year, our sales growth headwinds included pockets of industrial end market weakness, softer U.S. fire service demand and FX. As we enter 2025, we continue to navigate a dynamic operating environment, and we maintain our commitment to achieving our 2028 targets through the execution of our Accelerate corporate strategy, enabled by the MSA Business System."
Financial Highlights

	Three Months Ended December 31,			Twelve Months Ended December 31,
($ millions, except per share data and percentages)	2024	2023	% Change (a)	2024	2023	% Change (a)
Net Sales	$500	$495	1%	$1,808	$1,788	1%
GAAP
Operating income	118	102	15%	389	231	68%
% of Net sales	23.5%	20.6%	290 bps	21.5%	12.9%	860 bps
Net income	88	76	15%	285	59	386%
Diluted EPS	$2.22	$1.93	15%	$7.21	$1.48	387%
Non-GAAP
Adjusted operating income	$120	$115	4%	$414	$398	4%
% of Net sales	24.0%	23.3%	70 bps	22.9%	22.2%	70 bps
Adjusted EBITDA	135	129	5%	469	449	4%
% of Net sales	26.9%	26.0%	90 bps	26.0%	25.1%	90 bps
Adjusted earnings	89	82	9%	305	278	10%
Adjusted diluted EPS	$2.25	$2.06	9%	$7.70	$7.03	10%
Free Cash Flow	93	147	(36)%	242	397	(39)%
Free Cash Flow Conversion(b)	105%	180%		80%	143%
Americas Segment
Net sales	$337	$333	1%	$1,247	$1,236	1%
GAAP Operating income	101	97	5%	371	349	6%
% of Net sales	30.1%	29.2%	90 bps	29.8%	28.3%	150 bps
Adjusted Operating income	104	99	4%	380	360	6%
% of Net sales	30.7%	29.8%	90 bps	30.5%	29.1%	140 bps
International Segment
Net sales	$163	$163	—%	$561	$552	2%
GAAP Operating income	28	28	(1)%	79	83	(5)%
% of Net sales	17.1%	17.2%	(10) bps	14.1%	15.0%	(90) bps
Adjusted Operating income	29	30	(3)%	85	90	(6)%
% of Net sales	17.6%	18.2%	(60) bps	15.1%	16.2%	(110) bps
(a) Percentage change may not calculate exactly due to rounding.
(b) Free cash flow conversion refers to the ratio of free cash flow to adjusted earnings. The free cash flow for the twelve months ended 2023 is adjusted to reflect the divestiture of MSA LLC.

(more)

Balance Sheet and Cash Flow
“While the fourth quarter and full year proved to be more volatile than expected, our team’s strong operational execution this year delivered resilient results, including continued margin enhancement, double-digit EPS growth, and moderately lower than expected free cash flow conversion. We also made substantial progress on strengthening our financial position and returned cash to shareholders,” commented Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer. "While there are macro and geopolitical considerations included in the 2025 outlook, we retain a cautious optimism given our generally healthy operating conditions, solid order pace, and capital deployment flexibility, and we are prepared for a wide array of scenarios," McChesney added.
The company balanced capital allocation priorities in 2024 by returning $79 million of capital to shareholders via dividends, executing $30 million of share repurchases and repaying $94 million in debt. MSA maintains a strong liquidity position with net debt at the end of the fourth quarter of $343 million. The company’s net leverage ratio was 0.7x at December 31, 2024. MSA's healthy balance sheet and strong financial profile continue to provide optionality around execution of strategic growth initiatives, including acquisitions.
2025 Net Sales Outlook
The company is expecting low-single digit full-year organic sales growth in 2025, and has provided an update on the operating environment below:
Positives
•Diverse end market demand supportive of healthy order momentum entering 2025
•Growing global demand for safety products and solutions
•Generally stable funding and operating environment for fire service
•Supportive market dynamics in detection and continued adoption of connected worker technology
•Infrastructure stimulus in key regions
•Leveraging MSA Business System to support strong operating performance and margin expansion
(more)

Challenges
•Non-recurrence of U.S. Air Force order and normalized backlog
•2025 North American Fire Protection Association (NFPA) standard change
•Mixed industrial end market demand
•Macroeconomic and geopolitical uncertainty
•Foreign exchange headwinds to sales and earnings
Conference Call
MSA Safety will host a conference call on Thursday, February 13, 2025 at 10:00 a.m. Eastern Time to discuss the fourth quarter and full year 2024 results. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the "News and Events" tab, subheading "Events & Presentations." Investors and interested parties can also dial into the call at 1-844-854-4415 (Toll Free) or 1-412-902-6599 (International). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

(more)

MSA Safety Incorporated
Consolidated Statement of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Net sales	$499,696	$495,358	$1,808,140	$1,787,647
Cost of products sold	265,267	257,175	947,695	935,509
Gross profit	234,429	238,183	860,445	852,138

Selling, general and administrative	100,378	107,043	394,707	396,645
Research and development	16,831	19,082	66,526	67,988
Restructuring charges	653	1,510	6,397	9,892
Currency exchange (gains) losses, net	(1,077)	8,298	3,638	17,079
Loss on divestiture of MSA LLC	—	—	—	129,211
Product liability expense	—	—	—	3
Operating income	117,644	102,250	389,177	231,320

Interest expense	7,333	9,584	36,889	46,733
Other income, net	(6,503)	(6,614)	(22,718)	(22,101)
Total other expense, net	830	2,970	14,171	24,632

Income before income taxes	116,814	99,280	375,006	206,688
Provision for income taxes	28,868	22,870	90,039	148,105
Net income	87,946	76,410	284,967	58,583

Earnings per share attributable to common shareholders:
Basic	$2.23	$1.94	$7.24	$1.49
Diluted	$2.22	$1.93	$7.21	$1.48

Basic shares outstanding	39,374	39,339	39,371	39,307
Diluted shares outstanding	39,548	39,541	39,535	39,473

(more)

MSA Safety Incorporated
Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

	December 31, 2024	December 31, 2023
Assets
Cash and cash equivalents	$164,560	$146,442
Trade receivables, net	279,213	294,678
Inventories	296,796	292,604
Other current assets	62,461	52,546
Total current assets	803,030	786,270

Property, plant and equipment, net	211,865	211,877
Prepaid pension cost	224,638	172,161
Goodwill	620,895	627,534
Intangible assets, net	246,437	266,134
Other noncurrent assets	98,919	106,174
Total assets	$2,205,784	$2,170,150

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,391	$26,522
Accounts payable	108,163	111,872
Other current liabilities	153,539	194,424
Total current liabilities	288,093	332,818

Long-term debt, net	481,622	575,170
Pensions and other employee benefits	134,251	143,967
Deferred tax liabilities	107,691	102,419
Other noncurrent liabilities	50,808	48,974
Total shareholders' equity	1,143,319	966,802
Total liabilities and shareholders' equity	$2,205,784	$2,170,150
(more)

MSA Safety Incorporated
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Net income	$87,946	$76,410	$284,967	$58,583
Depreciation and amortization	16,770	15,808	64,333	60,773
Tax-effected loss on divestiture of MSA LLC	—	—	—	199,578
Contribution on divestiture of MSA LLC	—	—	—	(341,186)
Change in working capital and other operating	3,192	66,696	(52,872)	115,109
Cash flow from operating activities	107,908	158,914	296,428	92,857

Capital expenditures	(14,409)	(11,785)	(54,223)	(42,764)
Property disposals and other investing	378	121	468	2,811
Cash flow used in investing activities	(14,031)	(11,664)	(53,755)	(39,953)

Change in debt	(43,251)	(144,750)	(94,254)	23,898
Cash dividends paid	(20,089)	(18,489)	(78,759)	(73,488)
Company stock purchases under repurchase program	(9,906)	—	(29,932)	—
Other financing	729	479	(5,744)	(2,663)
Cash flow used in financing activities	(72,517)	(162,760)	(208,689)	(52,253)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(11,233)	(2,519)	(17,295)	(16,671)

Increase (decrease) in cash, cash equivalents and restricted cash	$10,127	$(18,029)	$16,689	$(16,020)

(more)

MSA Safety Incorporated
Reconciliation of GAAP to Non-GAAP Financial Measures
Organic revenue change (Unaudited)

Consolidated

	Three Months Ended December 31, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	7%	(3)%	(4)%	1%
Plus: Currency translation effects	—%	1%	3%	1%
Organic sales change	7%	(2)%	(1)%	2%

	Twelve Months Ended December 31, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	4%	1%	(3)%	1%
Plus: Currency translation effects	—%	1%	1%	1%
Organic sales change	4%	2%	(2)%	2%
 (a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
 (b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
 (c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

Management believes that organic revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Organic revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of organic revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.
(more)

MSA Safety Incorporated
Reconciliation of GAAP to Non-GAAP Financial Measures
Organic revenue growth (Unaudited)

Americas Segment

	Three Months Ended December 31, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	5%	(2)%	(3)%	1%
Plus: Currency translation effects	1%	1%	5%	2%
Organic sales change	6%	(1)%	2%	3%

	Twelve Months Ended December 31, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	1%	2%	(1)%	1%
Plus: Currency translation effects	—%	—%	2%	1%
Organic sales change	1%	2%	1%	2%
International Segment

	Three Months Ended December 31, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	10%	(4)%	(6)%	—%
Plus: Currency translation effects	1%	—%	—%	—%
Organic sales change	11%	(4)%	(6)%	—%

	Twelve Months Ended December 31, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	12%	—%	(9)%	2%
Plus: Currency translation effects	—%	—%	—%	(1)%
Organic sales change	12%	—%	(9)%	1%
(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

Management believes that organic revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Organic revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of organic revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

(more)

MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted operating income (Unaudited)
Adjusted EBITDA (Unaudited)
(In thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2024	2023	2024	2023

Adjusted EBITDA	$134,642	$128,753	$469,431	$449,243
Less:
Depreciation and amortization	14,484	13,498	55,159	51,527
Adjusted operating income	120,158	115,255	414,272	397,716
Less:
Currency exchange (gains) losses, net	(1,077)	8,298	3,638	17,079
Amortization of acquisition-related intangible assets	2,286	2,310	9,174	9,246
Restructuring charges	653	1,510	6,397	9,892
Net cost for product related legal matter	—	—	5,000	—
Transaction costs (a)	652	887	886	965
Loss on divestiture of MSA LLC	—	—	—	129,211
Product liability expense	—	—	—	3
GAAP operating income	117,644	102,250	389,177	231,320
Less:
Interest expense	7,333	9,584	36,889	46,733
Other income, net	(6,503)	(6,614)	(22,718)	(22,101)
Income before income taxes	116,814	99,280	375,006	206,688
Provision for income taxes	28,868	22,870	90,039	148,105
Net income	$87,946	$76,410	$284,967	$58,583
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the Consolidated Statements of Income.

Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by management to evaluate segment performance and allocate resources. As such, management believes these measures are useful metrics for investors. Adjusted operating income is defined as operating income excluding restructuring charges, currency exchange gains / losses, loss on divestiture of MSA LLC, product liability expense, net cost for product related legal matter, amortization of acquisition-related intangible assets, and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales to external customers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income and net income determined on a GAAP basis in addition to these non-GAAP measures.

(more)

MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except percentages and per share amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2024	2023	% Change	2024	2023	% Change

Net income	$87,946	$76,410	15%	$284,967	$58,583	386%

Currency exchange (gains) losses, net	(1,077)	8,298		3,638	17,079
Amortization of acquisition-related intangible assets	2,286	2,310		9,174	9,246
Restructuring charges	653	1,510		6,397	9,892
Asset related losses and other	(141)	844		819	173
Net cost for product related legal matter	—	—		5,000	—
Pension settlement	—	—		1,308	—
Transaction costs (a)	652	887		886	965
Loss on divestiture of MSA LLC	—	—		—	129,211
Deferred tax asset write-off related to divestiture of MSA LLC	—	—			70,366
Product liability expense	—	—		—	3
Tax benefit associated with tax reform	(710)	(5,313)		—	(5,313)
Income tax expense on adjustments	(567)	(3,409)		(7,689)	(12,657)
Adjusted earnings	$89,042	$81,537	9%	$304,500	$277,548	10%

Adjusted earnings per diluted share	$2.25	$2.06	9%	$7.70	$7.03	10%
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the Consolidated Statements of Income.

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the Company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.
(more)

MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended December 31,
2024
Operating income	$389,177
Depreciation and amortization	55,159
Restructuring charges	6,397
Currency exchange losses, net	3,638
Amortization of acquisition-related intangible assets	9,174
Net cost for product related legal matter	5,000
Transaction costs (a)	886
Adjusted EBITDA	$469,431

Total end-of-period debt	508,013

Debt to adjusted EBITDA	1.1

Total end-of-period debt	508,013
Total end-of-period cash and cash equivalents	164,560
Net debt	$343,453

Net debt to adjusted EBITDA	0.7
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in selling, general and administrative expense in the Consolidated Statements of Income.

Management believes that debt to adjusted EBITDA and net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the Company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of debt to adjusted EBITDA and net debt to adjusted EBITDA is consistent with that of other companies.

About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2024 revenues of
$1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, net debt to adjusted EBITDA, and adjusted payments on debt. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.

The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

# # #